INCORPORATED UNDER THE LAWS OF

STATE OF DELAWARE



NUMBER

PA-

SHARES

FIRST CITIZENS BANCSHARES, INC.

5.375% Non-Cumulative Perpetual Preferred Stock, Series A
par value $0.01 per share

This Certifies that ______________________________

is the owner of ______________________ Shares of the Capital Stock of

FIRST CITIZENS BANCSHARES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of ______________ A.D. 2020

____
Hope H. Bryant, Vice Chairman

____
Bridget Welborn, Secretary

COUNTERSIGNED AND REGISTERED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., AS TRANSFER AGENT AND REGISTRAR

By: ______________________________
Authorized Signature

First Citizens BancShares, Inc.

5.375% Non-Cumulative Perpetual Preferred Stock, Series A

Certificate

FOR

SHARES

OF

Capital Stock

ISSUED TO

DATED

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION OR THE TRANSFER AGENT.

For Value Received, ______ *hereby sell, assign and transfer unto* ______ *Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ______ *to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______

In presence of ______

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.